Exhibit 10.1

                            STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT, dated as of December 7, 2005 (this "Agreement"), by and among HALTER CAPITAL CORPORATION, a Texas corporation ("Seller"), ADUROMED CORPORATION, a Delaware corporation ("Purchaser"), and GENERAL, a Delaware corporation ("Company").

                               W I T N E S S E T H

         WHEREAS, Seller desires to sell to Purchaser 259,600 shares of the Company's common stock, par value $0.0001 per share (the "Common Stock") (the "Shares"), after the application of a one-for-five (1:5) reverse split of the Company's capital stock described in its SEC Form 14C filed with the Securities and Exchange Commission on October 28, 2005 (the "Pending 14C"), and representing approximately 36% of the Company's issued and outstanding shares of the Common Stock prior to the transactions referred to in Section 6.1 below, on the terms and conditions set forth in this Stock Purchase Agreement ("Agreement"); and

         WHEREAS, Purchaser desires to buy the Shares on the terms and conditions set forth herein; and

         WHEREAS, the Company joins in the execution of this Agreement for the purpose of evidencing its consent to the consummation of the foregoing transactions and for the purpose of making certain representations and warranties to and covenants and agreements with Purchaser.

         NOW, THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the parties hereto as follows.

                                    ARTICLE 1
                         SALE AND PURCHASE OF THE SHARES

         1.1 Sale of the Shares. Subject to the terms and conditions herein set forth, on the basis of the representations, warranties and agreements herein contained, Seller agrees to sell, assign, transfer and deliver the Shares to Purchaser, and Purchaser agrees to purchase the Shares from Seller.

         1.2 The Closing. The closing (the "Closing") of the purchase of the Shares and the other transactions referred to in Section 6.1 hereof shall take place by means of facsimile signatures on counterpart copies exchanged between counsel to the parties with original documents to follow via overnight delivery, on or before January 31, 2006, with originally executed documents thereafter to be delivered via overnight delivery. The date of the Closing is herein referred to as the "Closing Date".

         1.3 Instruments of Conveyance and Transfer. At the Closing Date, Seller shall deliver certificates representing the Shares to Purchaser duly endorsed by Seller to Purchaser, in form and substance satisfactory to Purchaser ("Certificates"), as shall be effective to vest in Purchaser all right, title and interest in and to all of the Shares. See Article 6 below.



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

         1.4 Consideration and Payment for the Shares. In consideration for the Shares, Purchaser shall pay to Seller a total purchase price of Six Hundred Thousand Dollars ($600,000) plus the amount of cash on hand in the Company as of the Closing Date (the "Purchase Price"), payable by wire transfer to an account of Seller, the coordinates of which shall be supplied to Purchaser not later than three business days prior to the Closing.

                                    ARTICLE 2
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents, warrants and undertakes to Purchaser that, except as set forth in the Disclosure Schedule:

         2.1 Transfer of Title. Seller shall transfer all right, title and interest in and to the Shares to Purchaser free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind or nature whatsoever, whether direct or indirect or contingent.

         2.2 Execution and Delivery

                  (a) Due Execution. This Agreement has been duly executed and delivered by Seller.

                  (b) Valid Agreement. This Agreement constitutes, and upon execution and delivery thereof by Seller, will constitute, a valid and binding agreement of Seller enforceable against Seller in accordance with its terms, except as enforceability may be limited by general principles of equity whether applied in a court of law or court of equity and by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally.

                  (c) Authorization. The execution, delivery and performance by Seller of this Agreement and the delivery by Seller of the Shares have been duly and validly authorized by the Company, and no further consent or authorization of Seller, the Company, its Board of Directors, or its stockholders is required.

                  (d) Seller's Title to Shares; No Liens or Preemptive Rights; Valid Issuance. Seller has and at the Closing will have good and valid title and control of the Shares; there will be no existing impediment or encumbrance to the sale and transfer of such Shares to Purchaser; and on delivery to Purchaser of the Shares, good and valid title to all the Shares will pass to Purchaser and all of the Shares will be free and clear of all taxes, liens, security interests, pledges, rights of first refusal or other preference rights, encumbrances, charges, restrictions, demands, claims or assessments of any kind or any nature whatsoever, whether direct, indirect or contingent and shall not be subject to preemptive rights, tag-along rights, or similar rights of any of the stockholders of the Company. The Shares have been legally and validly issued in compliance with all applicable U.S. federal and state securities laws, and are fully paid and non-assessable shares of the Company's Common Stock, and the Shares have all been issued under duly authorized resolutions of the Board of Directors of the Company. At the Closing, Seller shall deliver to Purchaser Certificates representing the Shares free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever with appropriate stock powers with medallion guarantees.



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

         2.3 No Governmental Action Required. The execution and delivery by Seller of this Agreement does not and will not, and the consummation of the transactions contemplated hereby will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official.

         2.4 Compliance with Applicable Law and Corporate Documents. The execution and delivery by Seller and the Company of this Agreement does not and will not, and the sale by Seller of the Shares and the consummation of the other transactions contemplated by this Agreement does not and will not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, (ii) the articles of incorporation or by-laws of the Company or
(iii) any agreement, judgment, injunction, order, decree or other instrument binding upon Seller or any of its or the Company's assets, or result in the creation or imposition of any lien on any asset of Seller.

         2.5 Not a Voting Trust: No Proxies. None of the Shares is or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to the Shares. Except as provided in this Agreement, Seller is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the sale contemplated by this Agreement, impair, restrict or delay any voting rights with respect to the Shares.

         2.6 Survival of Representations. The representations and warranties herein by Seller will be true and correct in all material respects on and as of the Closing Date with the same force and effect as though said representations and warranties had been made on and as of the Closing Date and will survive the Closing Date as provided in Section 7.1(c).

         2.7 Adoption of Company's Representations. Seller adopts and remakes as its own each and every representation, warranty and undertaking made by the Company in Article 3 below as if it had made such representations, warranties and undertakings to Purchaser directly.

         2.8 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission payable by Purchaser or the Company in connection with the transactions contemplated by this Agreement.

         2.9 Incumbency. The incumbency on the Closing Date of the officers and directors of the Company is as set forth in Section 6.6(viii) below.

                                    ARTICLE 3
           REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COMPANY

         The Company represents, warrants and undertakes to Purchaser that, except as set forth on the Disclosure Schedule:



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

         3.1 No Governmental Action Required. The execution and delivery by the Company of this Agreement does not and will not, and the consummation of the transactions contemplated hereby will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official.

         3.2 Compliance with Applicable Law and Corporate Documents. The execution and delivery by the Company of this Agreement and the performance by the parties hereto of the transactions contemplated hereby does not and will not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, (ii) the Company's articles of incorporation or bylaws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any its assets, or result in the creation or imposition of any lien on any asset of the Company. To the best of its knowledge, the Company is in compliance with and conforms to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of any domestic or foreign government or any instrumentality thereof having jurisdiction over the conduct of its businesses or the ownership of its properties.

         3.3 Subsidiary. The Company owns all the outstanding equity securities, consisting of 100 shares of common stock, issued by GD MergerSub, Inc., a Delaware corporation ("MergerSub"). MergerSub is in good standing in the State of Delaware with full power and authority to enter into the Public Transaction Agreement and the Public Transaction referred to in Section 6.1 below; and its president has been duly authorized and directed by the Company to sign the Public Transaction Agreement and to close the transaction contemplated thereby on behalf of the Company.

                                    ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Unless specifically stated otherwise, Purchaser represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

         4.1 Agreement's Validity. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

         4.2 Investment Intent. Purchaser is acquiring the Shares for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof.

         4.3 Restricted Securities. Purchaser understands that the Shares have not been registered pursuant to the Securities Act or any applicable state securities laws, that the Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom.



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

         4.4 Legend. It is agreed and understood by Purchaser that the Certificates representing the Shares shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         4.5 Disclosure of Information. Purchaser acknowledges that it has been furnished with information regarding the Company and its business, assets, results of operations, and financial condition to allow Purchaser to make an informed decision regarding an investment is the Shares. Purchaser represents that it has had an opportunity to ask questions of and receive answers from the Company regarding the Company and its business, assets, results of operation, and financial condition.

         4.6 Solvency. Immediately after giving effect to the transactions contemplated by this Agreement, the Purchaser and the Company will not be insolvent and the assets of the Purchaser and Company will exceed their liabilities. In connection with the consummation of the transactions contemplated hereby, the Purchaser does not intend (a) that it would incur, and does not believe that it will incur, debts that would be beyond its ability to pay as the debts mature or that it will have unreasonably small capital with which to engage in its business or (b) to hinder, delay or defraud any of its creditors

                                    ARTICLE 5
                            COVENANTS OF THE PARTIES

         5.1 General. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Article 7 below). Seller agrees that from and after the Closing, Purchaser will be entitled to review and inspect all documents, books, records (including Tax records), properties, agreements, field operations, environmental records and compliance, and financial data of any sort relating to the Company, and to discuss the Company with its employees, customers and vendors. If for any reason the Closing does not occur, Purchaser agrees to maintain the confidentiality of and not use for its benefit any information obtained about the Company in the course of such review.

         5.2 Notices and Consents. Seller will, and will cause the Company to, give any notices to third parties, and Seller will use its best efforts, and will cause the Company to use its best efforts, to obtain any third-party Consents that Purchaser may request. Each of the Parties will (and Seller will cause the Company to) give any notices to, make any filings with, and use its best efforts to obtain any required authorizations, Consents, and approvals of governmental bodies.



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

         5.3 Transition. Seller will not take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of the Company from maintaining the same business relationships with the Company after the Closing as it maintained with the Company prior to the Closing. Seller will refer all customer inquiries relating to the business of the Company to Purchaser from and after the Closing.

         5.4 Piggy-Back Registration Rights. If at, any time from the date hereof through the second anniversary of the date hereof, the Company proposes to register any of its stock or other securities under the Securities Act of 1933, as amended (the "33 Act"), in connection with the public offering thereof by the Company or any of its stockholders of its securities solely for cash (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Rule 145 transaction pursuant to the 33 Act), the Company shall, at such time, promptly give Seller written notice of such registration. Upon the written request of the Seller given within twenty (20) days after mailing of such notice by the Company, the Company shall cause to be registered under the 33 Act up to 740,000 shares of Common Stock then owned by Seller or by its affiliate Kevin Halter, Jr., which for these purposes shall include the shares issued pursuant to Section 6.5(d) (collectively, "Seller's Shares") , which Seller has requested to be registered; provided, that in the case of an underwritten public offering, if the underwriters or their representative shall reasonably determine that the inclusion in such offering of the Seller's Shares will interfere therewith, the number of Seller's Shares included in such offering will be either reduced or eliminated, in such underwriter's sole discretion. The Company shall have the right to terminate or withdraw any registration initiated by it under this provision prior to the effectiveness of such registration whether or not Seller has elected to include securities in such registration. The expenses of such registration statement or withdrawn registration shall be borne by the Company other than underwriting commissions and discounts applicable to Seller's Shares and other than state Blue Sky costs that are incurred by the Company at the request of the Seller.

         5.5 Reverse Stock Splits. For a period of two (2) years from the Date of Closing the Company will not effect any reverse stock splits to delimit the number of shares of equity securities outstanding, except that the Company may effect a reverse stock split as required by the National Association of Securities Dealers, the American Stock Exchange or other national exchange or market in order to list any of the Company's shares on such exchange or market.

         5.6 Rule 14f-1 Information Statement. Forthwith, upon execution of this Agreement and prior to the Closing, the Purchaser shall use its commercially reasonable efforts to prepare on behalf of the Company, to file the same with the SEC and to mail to its shareholders an information statement pursuant to
Section 14(f) of the Securities Exchange Act of 1934, as amended, that will inform the shareholders of the Company of the pending change of directors of Company described in the Public Transaction Agreement referenced in Section 6.1 below. The Company and Seller shall cooperate with Purchaser in a commercially reasonable manner to effect such preparation and filing. Such filings shall be subject to the prior written or faxed approval of the Company. The Company's right to approve or disapprove shall in each instance be deemed waived if not received by Purchaser within two (2) business day's faxed delivery thereof to the Company.



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

         5.7 SEC Form 8-K. Unless legal counsel for the Company shall advise and opine to Purchaser that the same is not required by federal securities law, the Company shall cause to be filed with the SEC within four (4) business days of execution of this Agreement, a Form 8-K covering this Agreement.

         5.8 Indemnification. From and after the Closing, the Purchaser shall cause the Company to indemnify and hold harmless each present and former officer of the Company to the fullest extent provided in the Certificate of Incorporation and bylaws of the Company as of the date hereof against any and all costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring during the period prior to and including the Closing Date (and the Purchaser shall also cause the Company to advance expenses as incurred to the fullest extent provided in the Certificate of Incorporation and bylaws of the Company as of the date hereof).

         5.9 Liabilities. At Closing neither the Company nor MergerSub shall have any liabilities of any kind and the Company shall have paid or otherwise satisfied all such liabilities prior to Closing.

                                    ARTICLE 6
                                   THE CLOSING

         6.1 Contemporaneous Closing with Merger. The Closing shall occur and be subject to, and conditioned upon, the simultaneous closing of the merger of Purchaser with the MergerSub (the "Public Transaction") pursuant to a merger agreement (the "Public Transaction Agreement") referred to under the provisions of Clause 5.2(f)(Public Company Merger) of a Securities Purchase Agreement by and among the Purchaser and certain investors ("Investors"), dated September 30, 2005. (A copy of such Clause 5.2(f), along with the provisions of the "Series A Certificate of Designations" referred to therein and filed with the Secretary of State of the State of Delaware are attached hereto as Exhibit A.)

         6.2 Parties' Rights to Terminate. The parties hereto shall use their commercially reasonable efforts, acting in good faith, to effect execution of Public Transaction Agreement and the closing of the Public Transaction; and they and acknowledge that the Public Transaction Agreement it is subject to the approval of the Investors. If the Public Transaction Agreement is not executed by the parties or not approved by the Investors before January 1, 2006, the Seller shall have the right to cancel this Agreement which shall thereupon be null, void and without effect. If the Closing does not occur on before January 31, 2006, for whatever reason, this Agreement shall terminate reserving nevertheless the parties' respective rights and remedies as may result from breach by any of the other parties' obligations to use commercially reasonable efforts and to act in good faith to effect the Public Transaction Agreement before that date.



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

         6.3 Conditions to the Obligations of the Purchaser at Closing. The obligation of the Purchaser hereunder shall be subject to the fulfillment, or waiver by the Purchaser, of each of the following conditions on or before the date of Closing (the "Closing Date"):

                  (a)  Accuracy  of   Representations   and   Warrantees.   Each
representation and warranty of Seller and Company contained in Articles 2 and 3 shall be true on and as of the Closing Date.

                  (b) Performance. The Company and Seller shall have each performed and complied in all material respects with the agreements and conditions contained in this Agreement and the Public Transaction Agreement.

                  (c) Pending SEC Form 14C. The matters described in the Pending 14C referred to in the preamble to this Agreement shall have been completed to the satisfaction of Seller.

                  (d) Disclosure Statement. Upon execution of this Agreement the Disclosure Schedule shall have been completed by Seller and delivered to Purchaser.

                  (e) Other Matters. All corporate, legal, governmental, administrative and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser, and the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         6.4 Conditions to the Obligations of Seller and the Company at Closing. The obligation of the Seller hereunder shall be subject to the fulfillment, or waiver by the Seller, of each of the following conditions on or before the Closing Date.

                  (a)   Accuracy  of   Representations   and   Warrantees.   The
representations and warrantees of the Purchaser contained in Article 4 shall be true on and as of the Closing Date.

                  (b) Performance. The Purchaser shall have each performed and complied in all material respects with the agreement and conditions contained in this Agreement and the Public Transaction Agreement.

                  (c) Other Matters. All corporate, legal, governmental, administrative and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Seller and the Company, and they shall have received all such counterpart originals or certified copies of such documents as they reasonably request.

         6.5 Actions at the Closing. The following actions shall take place at or prior to the Closing:

                  (a) Seller shall cause its affiliates to resign as officers of the Company to be replaced by a slate referenced in the SEC 14f information statement. (See Section 5.6 above.)



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

                  (b) Seller shall have obtained and delivered to Purchaser all consents necessary to transfer and assign the Stock to Purchaser.

                  (c) The Purchaser, and the Company and MergerSub, shall close the Public Transaction Agreement, referred to in Section 6.1 above providing for the merger of Purchaser with and into the Company. Following the merger the stockholders of the Company (other than Purchaser and the equity holders of Purchaser acquiring shares of the Company in the merger) will continue to own 1,000,000 shares of the Company's common stock, inclusive of the 540,000 shares issued to Kevin Halter, Jr. following the1:5 stock split, representing in total 5% of the Company's Common Stock outstanding following the merger.

         6.6 Deliveries. The Closing shall occur as a single integrated transaction, as follows.

                  (a) Delivery by Seller. Seller shall, as a condition precedent to Purchaser's obligations hereunder, deliver to Purchaser:

                           (i)   Certificate(s)   evidencing   the  Shares  duly
endorsed or with executed stock powers to effect transfer to the Purchaser;

                           (ii) Copies of  resolutions by the Board of Directors
of the Company, certified by its Secretary, approving the terms of this Agreement, the execution of the Agreement by the Company, the action to be taken by the Company hereunder, including the action set forth in Subsection 6.1(g) above; and

                           (iii)  Copies of all  books,  records  and  documents
relating to the Company, including the corporate records and stock records of the Company, and all other material relating to the Company then in its possession or control;

                           (iv)  Any  other  such  instruments,   documents  and
certificates as are required to be delivered by Seller or its representatives pursuant to the provisions of this Agreement;

                           (v) The Consents;

                           (vi) The Disclosure Schedule;

                           (vii) The resignation of Pam Halter and Kevin Halter,
Jr. as members of the Company's Board of Directors.

                           (vii) a  certificate  of the Secretary of the Company
setting forth the incumbency of the officers and directors of the Company at the time next preceding the Closing to be as follows:

                           Directors: Pam Halter, Kevin Halter, Jr.
                           Officers: President and CEO - Kevin Halter, Jr.;
                                     Secretary - Pam Halter.



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

                  (b) Delivery by Purchaser. Purchaser shall deliver to Seller the Purchase Price in U.S. currency by wire transfer to a bank account designated in writing by Seller at least three (3) business days prior to the Closing Date.

         6.7 Post-Closing Actions.

                  (a) Immediately following the Closing the Company shall cause a Certificate of Merger with the Secretary of State of the State of Delaware pursuant to Section 251 of the Delaware General Corporation Law to effect the Public Transaction.

                  (b) Within ten (10) days following Closing, Seller and Purchaser and each newly appointed executive officer and director of the Company and each 10% beneficial shareholder of the Company shall file a Form 3 with the SEC pursuant to Section 16 of the Securities Exchange Act of 1934 (the "34 Act").

                  (c) Within four (4) business days following Closing, the Purchaser shall cause the Company to file a Form 8-K with the SEC, disclosing the Public Transaction, the change of control, issuance of shares, change of management, change of accountants, information about the newly-acquired business and as otherwise required by the provisions of the Form pursuant to Rule 15(c)2-11 promulgated under the '34 Act and containing the financial statements required thereunder. Seller and the Company shall use their commercially reasonable efforts, both prior to and after the Closing, to assist the Purchaser in preparing such Form 8-K as to the information to be contained therein relating to the Company and its financials for the periods prior to the Closing.

                  (d) Within ten (10) days after Closing, Seller and each holder of common stock of five percent (5%) of the Company's outstanding common stock will file a Schedule 13D or 13G, as appropriate, containing all information required thereby.

                                    ARTICLE 7
                                 INDEMNIFICATION

         7.1 Purchaser Claims.

                  (a) Seller shall indemnify and hold harmless Purchaser, its successors and assigns, against, and in respect of:

                           (i) Any and all damages, losses, liabilities,  costs,
                  and expenses incurred or suffered by Purchaser that result from, relate to, or arise out of:

                                    (A) Any  failure  by Seller to carry out any
covenant or agreement contained in this Agreement;

                                    (B) Any material misrepresentation or breach
of warranty by Seller contained in this Agreement, the Disclosure Schedule, or any certificate, furnished to Purchaser by Seller pursuant hereto; or

                                    (C)  Any  claim  by  any   Person   for  any
brokerage or finder's fee or commission in respect of the transactions contemplated hereby as a result of Seller's dealings, agreement, or arrangement with such Person.

                                    (D)  Any  and all  actions,  suits,  claims,
proceedings, investigations, demands, assessments, audits, fines, judgments, costs, and other expenses (including, without limitation, reasonable legal fees and expenses) incident to any of the foregoing including all such expenses reasonably incurred in mitigating any damages resulting to Purchaser from any matter set forth in subsection (i) above.

                  (b) The amount of any  liability  of Seller under this Section
7.1 shall be computed net of any tax benefit to Purchaser from the matter giving rise to the claim for indemnification hereunder and net of any insurance proceeds received by Purchaser with respect to the matter out of which such liability arose.

                  (c) The representations and warranties of Seller contained in this Agreement, the Disclosure Schedule, or any certificate delivered by or on behalf of Seller pursuant to this Agreement or in connection with the transactions contemplated herein shall survive the consummation of the transactions contemplated herein and shall continue in full force and effect for a period of twelve months ("Survival Period"). Anything to the contrary notwithstanding, the Survival period shall be extended automatically to include any time period necessary to resolve a written claim for indemnification which was made in reasonable detail before expiration of the Survival Period but not resolved prior to its expiration, and any such extension shall apply only as to the claims so asserted and not so resolved within the Survival Period. Liability for any such item shall continue until such claim shall have been finally settled, decided, or adjudicated.

                  (d) Purchaser shall provide written notice to Seller of any claim for indemnification under this Article as soon as practicable; provided, however, that failure to provide such notice on a timely basis shall not bar Purchaser's ability to assert any such claim except to the extent that Seller is actually prejudiced thereby, provided that such notice is received by Seller during the applicable Survival Period. Purchaser shall make commercially reasonable efforts to mitigate any damages, expenses, etc. resulting from any matter giving rise to liability of Seller under this Article.

         7.2 Defense of Third-Party Claims. With respect to any claim by Purchaser under Section 7.1, relating to a third-party claim or demand, Purchaser shall provide Seller with prompt written notice thereof and Seller may defend, in good faith and at its expense, by legal counsel chosen by it and reasonably acceptable to Purchaser any such claim or demand, and Purchaser, at its expense, shall have the right to participate in the defense of any such third-party claim. So long as Seller is defending in good faith any such third-party claim, Purchaser shall not settle or compromise such third-party claim. In any event Purchaser shall cooperate in the settlement or compromise of, or defense against, any such asserted claim.

         7.3 Seller Claims. Purchaser shall indemnify and hold harmless Seller against, and in respect of, any and all damages, claims, losses, liabilities, and expenses, including without limitation, legal, accounting and other expenses, which may arise out of: (a) any material breach or violation by

Purchaser of any covenant set forth herein or any failure to fulfill any obligation set forth herein, including, but not limited to, the obligation to satisfy the Assumed Liabilities; (b) any material breach of any of the representations or warranties made in this Agreement by Purchaser; or (c) any claim by any Person for any brokerage or finder's fee or commission in respect of the transactions contemplated hereby as a result of Purchaser's dealings, agreement, or arrangement with such Person.

         7.4 Limitations. No party shall bear any liability to the other unless all claims brought under this Article shall equal or exceed $50,000, and then only to the extent of such claims in excess of $50,000. In no event shall the total obligations of Seller under this Article exceed the sum of $200,000.

         7.5 Exclusive Remedy. Except in the case of fraud or intentional misrepresentation, Purchaser acknowledges and agrees that following the Closing, the indemnification provisions of this Article VII shall be the sole and exclusive remedy of each party with respect to breaches of this Agreement (including any breach of the representations and warranties in this Agreement or any certificate delivered pursuant to this Agreement and for any failure to perform and comply with any covenants and agreements in this Agreement).

                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understanding related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statement, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not set forth.

         8.2 Notices. Any notice or communications hereunder must be in writing and given by depositing same in the United States mail addressed to the party to be notified, postage prepaid and registered or certified mail with return receipt requested or by delivering same in person. Such notices shall be deemed to have been received on the date on which it is hand delivered or on the third business day following the date on which it is to be mailed. For purpose of giving notice, the addresses of the parties shall be:

         If to Seller:              Halter Capital Corporation
         ------------               2591 Dallas Parkway, Suite 102
                                    Frisco, Texas 75034
                                    Fax: (469) 633-0099

         If to Purchaser or to the Company:
         ----------------------------------

                                    Aduromed Corporation
                                    c/o James M .Rae, Esq.
                                    Stairs Dillenbeck Finley
                                    330 Madison Avenue, 29th Floor
                                    New York, New York 10017

         8.3 Governing Law. This Agreement shall be governed in all respects, including validity, construction, interpretation and effect, by the laws of the State of Delaware (without regard to principles of conflicts of law).

         8.4 Consent to Jurisdiction. Each party irrevocably submits to the jurisdiction of the appropriate state or federal courts in the State of Delaware for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby or thereby.

         8.5 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.6 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies. This Agreement may be amended, superseded, canceled, renewed, or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power of privilege, preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

         8.7 Binding Effect; No Assignment, No Third-Party Rights. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement is not assignable without the prior written consent of each of the parties hereto or by operation of law. This Agreement is for the sole benefit of the parties hereto and their permitted assigns, and nothing herein, expressed or implied, shall give or be construed to give to any person, including any union or any employee or former employee of Seller, any legal or equitable rights, benefits or remedies of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

         8.8 Further Assurances. Each party shall, at the request of the other party, at any time and from time to time following the Closing Date promptly execute and deliver, or cause to be executed and delivered, to such requesting party all such further instruments and take all such further action as may be reasonably necessary or appropriate to carry out the provisions and intents of this Agreement and of the instruments delivered pursuant to this Agreement.

         8.9 Severability of Provisions. If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of the Agreement, or the application of such provision or portion of such provision is held invalid or unenforceable to person or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and such provision or portion of any provision as shall have been held invalid or unenforceable shall be deemed limited or modified to the extent necessary to make it valid and enforceable, and in no event shall this Agreement be rendered void or unenforceable.

         8.10 Exhibits and Schedules. All exhibits annexed hereto, and all schedules referred to herein, are hereby incorporated in and made a part of this Agreement as if set forth herein. Any matter disclosed on any schedule referred to herein shall be deemed also to have been disclosed on any other applicable schedule referred to herein.

         8.11 Captions. All section titles or captions contained in this Agreement or in any schedule or exhibit annexed hereto or referred to herein, and the table of contents to this Agreement, are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement. All references herein to sections shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

         8.12 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the Closing Date occurs, each party hereto shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions hereof and the consummation of the transactions contemplated.

         8.13 Public Announcements. The parties agree to consult with each other before issuing any press release or making any public statement or completing any public filing with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange or quotation system, will not issue any such press release or make any such public statement prior to consultation.

         8.14 Non-confidentiality. Notwithstanding Section 8.13, the Company, Seller and Purchaser, and each employee, representative or other agent of the same (collectively the "Covered Parties"), may disclose to their respective tax accountants, legal advisors and taxing governmental authorities, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to a Covered Party relating to such tax treatment and tax structure.

         8.15 Release. Seller, for itself and its affiliates, successors, and assigns (collectively the "Releasing Parties") hereby release, acquit, and forever discharge any and all claims and demands of whatever kind or character, whether vicarious, derivative, or direct, whether contingent or liquidated, or whether known or unknown, that it or they, individually, collectively, or otherwise, have or may have or assert or may assert against the Company, Purchaser, any subsidiary, affiliated, or related company, or other related entity, or any officer, director, fiduciary, agent, employee, representative, insurer, attorney, accountant, financial advisor, consultant, partner, or shareholder of the Company or Purchaser, or any successors and assigns of the Company, Purchaser or the other entities, companies, partnerships, persons or parties just named (collectively the "Released Parties") based upon any theory of federal, state or local statutory or common law, the breach of any provision of any contract (express or implied), or with respect to any facts or circumstances that exist with respect to the relationship among the Company or the Releasing Parties, whether known or unknown, through the date of execution of this Agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written herein above.

                           HALTER CAPITAL CORPORATION



                                                  By: /s/ Kevin Halter
                                                     ---------------------------
                                                     Kevin Halter, President


                                                     ADUROMED CORPORATION



                                                  By: /s/ Damien R. Tanaka
                                                     ---------------------------
                                                     Damien R. Tanaka, President


                                                     GENERAL DEVICES, INC.



                                                  By: /s/ Kevin Halter, Jr.
                                                     ---------------------------
                                                     President

                              DISCLOSURE STATEMENT
                        (See Articles 2 and 3 Agreement)

                                      NONE